UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 11, 2011, Philip Morris International Inc. (“PMI”) entered into an amended and restated credit agreement (the “Credit Agreement”) relating to a senior unsecured revolving credit facility (the “Facility”) with the lenders named therein and J.P. Morgan Europe Limited (“JPMEL”), as facility agent. The Facility provides for borrowings up to an aggregate principal amount of US$2.5 billion (or the equivalent in Euro) and expires on March 31, 2015.

Interest rates on borrowings under the Facility will be based on prevailing interest rates for U.S. Dollars or Euro, as applicable, and as further described in the Credit Agreement.

The Facility will be used for general corporate purposes, including commercial paper backstop. The Credit Agreement requires the maintenance of an EBITDA to interest ratio, as defined therein, of not less than 3.5 to 1.0.

The Credit Agreement contains certain events of default customary for credit facilities of this type (with customary grace periods, as applicable), including nonpayment of principal or interest when due; material incorrectness of representations and warranties when made; breach of covenants; bankruptcy and insolvency; unsatisfied ERISA obligations; unstayed material judgment beyond specified periods; acceleration or payment default of other material indebtedness; and invalidation of PMI’s guaranty.

If any events of default occur and are not cured within applicable grace periods or waived, the outstanding loans may be accelerated and the lenders’ commitments may be terminated. The occurrence of the bankruptcy and insolvency event of default will result in the automatic termination of commitments and acceleration of outstanding loans under the Credit Agreement.

The Facility amends and restates PMI’s existing US$2.5 billion revolving credit facility with the lenders named therein and J.P. Morgan Europe Limited, as facility agent, which was to expire on September 30, 2013 (the “2010 Facility”).

At May 11, 2011, PMI had no borrowings outstanding under the 2010 Facility.

Some of the lenders under the Credit Agreement and their affiliates have various relationships with PMI and its subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the lenders and their affiliates.

The description above is a summary and is qualified in its entirety by the Credit Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On May 16, 2011, PMI issued US$650,000,000 aggregate principal amount of its 2.500% Notes due 2016 (the “2016 Notes”) and US$350,000,000 aggregate principal amount of its 4.125% Notes due 2021 (the “2021 Notes” and, together with the 2016 Notes, the “Notes”). The Notes were issued pursuant to an

Indenture (the “Indenture”) dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee (the “Trustee”).

In connection with the issuance of the Notes, on May 10, 2011, PMI entered into a Terms Agreement (the “Terms Agreement”) with Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and RBS Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 28, 2011 and a Prospectus Supplement (the “Prospectus Supplement”) dated May 10, 2011 (Registration No. 333-172490) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the 2016 Notes is payable semiannually on May 16 and November 16 of each year, commencing November 16, 2011, to holders of record on the preceding May 1 or November 1, as the case may be. Interest on the 2021 Notes is payable semiannually on May 17 and November 17 of each year, commencing November 17, 2011, to holders of record on the preceding May 2 or November 2, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The 2016 Notes will mature on May 16, 2016, and the 2021 Notes will mature on May 17, 2021.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2 and 4.1, respectively.

Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the underwriters are lenders under the Facility described under Item 1.01 above and PMI’s 5-Year Revolving Credit Facility pursuant to a Credit Agreement dated December 4, 2007 (the “5-Year Facility”). Banco Santander S.A., New York Branch, an affiliate of Santander Investment Securities Inc., Barclays Bank plc, an affiliate of Barclays Capital Inc., Credit Suisse AG, Cayman Islands Branch, an affiliate of Credit Suisse Securities (USA) LLC, Deutsche Bank AG London, an affiliate of Deutsche Bank Securities Inc., Goldman Sachs Lending Partners LLC, an affiliate of Goldman, Sachs & Co., ING Belgium, Brussels, Geneva Branch, an affiliate of ING Financial Markets LLC, Intesa Sanpaolo S.p.A., an affiliate of Banca IMI S.p.A., The Royal Bank of Scotland plc, an affiliate of RBS Securities Inc., and HSBC Bank plc, an affiliate of the Trustee, are lenders under the Facility described under Item 1.01 above, and Banco Santander, S.A., New York Branch, an affiliate of Santander Investment Securities Inc., Barclays Bank plc, an affiliate of Barclays Capital Inc., Credit Suisse, Cayman Islands Branch, an affiliate of Credit Suisse Securities (USA) LLC, Deutsche Bank AG London, an affiliate of Deutsche Bank Securities Inc., Goldman Sachs Bank USA, an affiliate of Goldman, Sachs & Co., ING Bank N.V., an affiliate of ING Financial Markets LLC, Intesa Sanpaolo S.p.A. New York Branch, an affiliate of Banca IMI S.p.A., Royal Bank Scotland NV, an affiliate of RBS Securities Inc., and HSBC Bank plc, an affiliate of the Trustee, are lenders under the 5-Year Facility. In addition, certain of the Underwriters and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated May 10, 2011, among PMI and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and RBS Securities Inc., as representatives of the Underwriters

4.1	Form of 2.500% Notes due 2016

4.2	Form of 4.125% Notes due 2021

10.1	Amended and Restated Revolving Credit Agreement, dated as of May 11, 2011, among PMI, the lenders named therein and JPMEL, as facility agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary

DATE: May 17, 2011

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated May 10, 2011, among PMI and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and RBS Securities Inc., as representatives of the Underwriters

4.1	Form of 2.500% Notes due 2016

4.2	Form of 4.125% Notes due 2021

10.1	Amended and Restated Revolving Credit Agreement, dated as of May 11, 2011, among PMI, the lenders named therein and JPMEL, as facility agent